Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2021

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and
Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

The quarterly financial supplement reflects a new organizational structure for our U.S. Businesses which formerly consisted of Retirement and Group Insurance, previously known as U.S. Workplace Solutions division, and Individual Annuities and Individual Life, previously known as U.S. Individual Solutions division, and Assurance IQ division. Under the new structure, our U.S. Businesses continue to consist of Retirement, Group Insurance, Individual Annuities, Individual Life and Assurance IQ.

iii

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

FINANCIAL METRICS SUMMARY
(in millions, except per share data)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	164	324	370	404	651	164	651	297%
U.S. Businesses	619	455	873	807	852	619	852	38%
International Businesses	696	691	775	790	871	696	871	25%
Corporate and Other	(342)	(541)	(455)	(486)	(286)	(342)	(286)	16%
Total adjusted operating income before income taxes	1,137	929	1,563	1,515	2,088	1,137	2,088	84%
Income taxes, applicable to adjusted operating income	240	189	272	332	423	240	423	76%
After-tax adjusted operating income	897	740	1,291	1,183	1,665	897	1,665	86%
Income (loss) attributable to Prudential Financial, Inc.	(271)	(2,409)	1,487	819	2,828	(271)	2,828	1144%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	8.9%	7.8%	13.9%	12.5%	17.0%	8.9%	17.0%
Return on Average Equity (based on net income (loss))	-1.8%	-15.3%	9.0%	4.9%	18.0%	-1.8%	18.0%
Distributions to Shareholders
Dividends paid	445	441	441	442	467	445	467	5%
Share repurchases	500	—	—	—	375	500	375	-25%
Total capital returned	945	441	441	442	842	945	842	-11%
Per Share Data
Net income (loss) (diluted)	(0.70)	(6.12)	3.70	2.03	6.98	(0.70)	6.98	1097%
Adjusted Operating Income (diluted)	2.22	1.85	3.21	2.93	4.11	2.22	4.11	85%
Shareholder dividends	1.10	1.10	1.10	1.10	1.15	1.10	1.15	5%
Book value	152.45	165.53	165.75	167.81	145.05
Book value excluding AOCI and FX (2)	99.71	92.07	94.36	94.79	100.49
Shares Outstanding
Weighted average number of common shares (basic)	397.0	394.6	395.3	396.2	396.3	397.0	396.3	—%
Weighted average number of common shares (diluted)	399.6	396.1	397.1	398.3	398.8	399.6	398.8	—%
End of period common shares (basic)	393.8	394.6	395.4	396.4	394.3
End of period common shares (diluted)	396.5	398.1	399.5	401.8	400.1

__________

(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	2.22	1.85	3.21	2.93	4.11	2.22	4.11
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(1.26)	(6.94)	0.39	(3.05)	2.57	(1.26)	2.57
Market experience updates	(2.35)	0.14	(0.34)	0.94	0.76	(2.35)	0.76
Divested and Run-off Businesses:
Closed Block division	—	(0.06)	0.02	(0.02)	0.09	—	0.09
Other Divested and Run-off Businesses	(0.17)	(1.32)	(0.33)	0.24	0.08	(0.17)	0.08
Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.01	(0.01)	0.01	(0.04)	0.02	(0.04)
Other adjustments (1)	0.11	0.08	(0.03)	(0.04)	(0.03)	0.11	(0.03)
Total reconciling items, before income taxes	(3.65)	(8.09)	(0.30)	(1.92)	3.43	(3.65)	3.43
Income taxes, not applicable to adjusted operating income	(0.73)	(0.12)	(0.79)	(1.02)	0.56	(0.73)	0.56
Total reconciling items, after income taxes	(2.92)	(7.97)	0.49	(0.90)	2.87	(2.92)	2.87
Net income (loss) attributable to Prudential Financial, Inc.	(0.70)	(6.12)	3.70	2.03	6.98	(0.70)	6.98
Weighted average number of outstanding common shares (basic)	397.0	394.6	395.3	396.2	396.3	397.0	396.3
Weighted average number of outstanding common shares (diluted)	399.6	396.1	397.1	398.3	398.8	399.6	398.8
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	(271)	(2,409)	1,487	819	2,828	(271)	2,828
Less: Earnings allocated to participating unvested share-based payment awards	5	6	18	10	44	5	44
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	(276)	(2,415)	1,469	809	2,784	(276)	2,784
After-tax adjusted operating income	897	740	1,291	1,183	1,665	897	1,665
Less: Earnings allocated to participating unvested share-based payment awards	11	9	16	14	27	11	27
After-tax adjusted operating income for earnings per share of Common Stock calculation	886	731	1,275	1,169	1,638	886	1,638

___________

(1) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2020				2021
	1Q	2Q	3Q	4Q	1Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	2,539	1,130	1,113	925	867
Long-term Debt	12,571	12,582	12,558	12,103	12,117
Junior Subordinated Long-term Debt	7,578	7,580	7,611	7,615	7,613
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	60,447	65,897	66,217	67,425	58,036
Excluding accumulated other comprehensive income (2)	37,847	35,060	36,216	36,687	38,817
Amount included above for remeasurement of foreign currency (3)	(1,687)	(1,593)	(1,482)	(1,399)	(1,388)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	39,534	36,653	37,698	38,086	40,205
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	152.45	165.53	165.75	167.81	145.05
Excluding accumulated other comprehensive income (2)	95.45	88.07	90.65	91.31	97.02
Amount included above for remeasurement of foreign currency (3)	(4.26)	(4.00)	(3.71)	(3.48)	(3.47)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	99.71	92.07	94.36	94.79	100.49
End of period number of common shares (diluted)	396.5	398.1	399.5	401.8	400.1
Common Stock Price Range (based on closing price):
High	97.10	74.73	70.74	81.29	93.87
Low	39.22	46.09	58.03	61.67	76.40
Close	52.14	60.90	63.52	78.07	91.10
Common Stock market capitalization (1)	20,533	24,031	25,116	30,947	35,921

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

OPERATIONS HIGHLIGHTS

	2020				2021
	1Q	2Q	3Q	4Q	1Q

Assets Under Management and Administration ($ billions) (1)(2):
PGIM:
Institutional customers	524.8	571.2	591.0	614.9	591.8
Retail customers	282.4	320.2	343.0	372.0	381.0
General account	488.5	503.1	509.1	511.7	478.5
Total PGIM	1,295.7	1,394.5	1,443.1	1,498.6	1,451.3
U.S. Businesses (3)	147.1	175.4	185.1	200.8	190.0
International Businesses	13.2	12.4	12.7	14.3	14.5
Corporate and Other (3)	25.4	23.0	7.2	7.2	7.6
Total assets under management	1,481.4	1,605.3	1,648.1	1,720.9	1,663.4
Client assets under administration	262.1	285.8	306.1	341.7	360.7
Total assets under management and administration	1,743.5	1,891.1	1,954.2	2,062.6	2,024.1
Distribution Representatives (1):
Prudential Advisors	3,040	3,075	3,074	3,023	3,019
International Life Planners	6,282	6,257	6,312	6,066	6,160
Gibraltar Life Consultants	7,205	7,150	7,276	7,254	7,144
Prudential Advisor Productivity ($ thousands)	61	54	61	84	71
__________

(1) As of end of period.
(2) At fair market value.
(3) Prior period amounts have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	6,748	6,734	6,631	7,505	6,887	6,748	6,887	2%
Policy charges and fee income	1,477	1,509	1,461	1,552	1,553	1,477	1,553	5%
Net investment income	3,407	3,419	3,625	3,823	3,651	3,407	3,651	7%
Asset management fees, commissions and other income	1,176	1,267	1,619	2,196	2,124	1,176	2,124	81%
Total revenues	12,808	12,929	13,336	15,076	14,215	12,808	14,215	11%
Benefits and expenses (1):
Insurance and annuity benefits	7,189	7,304	7,205	8,303	7,529	7,189	7,529	5%
Interest credited to policyholders' account balances	940	927	919	926	906	940	906	-4%
Interest expense	387	397	400	386	376	387	376	-3%
Deferral of acquisition costs	(688)	(562)	(695)	(677)	(691)	(688)	(691)	—%
Amortization of acquisition costs	548	569	485	486	544	548	544	-1%
General and administrative expenses	3,295	3,365	3,459	4,137	3,463	3,295	3,463	5%
Total benefits and expenses	11,671	12,000	11,773	13,561	12,127	11,671	12,127	4%
Adjusted operating income before income taxes	1,137	929	1,563	1,515	2,088	1,137	2,088	84%
Income taxes, applicable to adjusted operating income	240	189	272	332	423	240	423	76%
After-tax adjusted operating income	897	740	1,291	1,183	1,665	897	1,665	86%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(503)	(2,749)	153	(1,216)	1,025	(503)	1,025	304%
Market experience updates	(938)	56	(134)	376	304	(938)	304	132%
Divested and Run-off Businesses:
Closed Block division	(1)	(22)	8	(9)	34	(1)	34	3500%
Other Divested and Run-off Businesses	(69)	(524)	(132)	96	30	(69)	30	143%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(9)	(54)	1	152	(54)	(9)	(54)	-500%
Other adjustments (2)	45	32	(12)	(14)	(13)	45	(13)	-129%
Total reconciling items, before income taxes	(1,475)	(3,261)	(116)	(615)	1,326	(1,475)	1,326	190%
Income taxes, not applicable to adjusted operating income	(298)	(74)	(322)	(420)	213	(298)	213	171%
Total reconciling items, after income taxes	(1,177)	(3,187)	206	(195)	1,113	(1,177)	1,113	195%
Income (loss) before income taxes and equity in earnings of operating joint ventures	(338)	(2,332)	1,447	900	3,414	(338)	3,414	1110%
Income tax expense (benefit)	(58)	115	(50)	(88)	636	(58)	636	1197%
Income (loss) before equity in earnings of operating joint ventures	(280)	(2,447)	1,497	988	2,778	(280)	2,778	1092%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	9	38	(10)	(169)	50	9	50	456%
Income (loss) attributable to Prudential Financial, Inc.	(271)	(2,409)	1,487	819	2,828	(271)	2,828	1144%
Earnings attributable to noncontrolling interests	1	4	20	203	(24)	1	(24)	-2500%
Net income (loss)	(270)	(2,405)	1,507	1,022	2,804	(270)	2,804	1139%
Less: Income (loss) attributable to noncontrolling interests	1	4	20	203	(24)	1	(24)	-2500%
Net income (loss) attributable to Prudential Financial, Inc.	(271)	(2,409)	1,487	819	2,828	(271)	2,828	1144%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 36 and 37 for reconciliation.
(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

CONSOLIDATED BALANCE SHEETS
(in millions)

	03/31/2020	06/30/2020	09/30/2020	12/31/2020	03/31/2021

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $158; $238; $152; $133; $131) (amortized cost $349,665; $353,812; $346,511; $354,470; $341,122) (1)	389,714	407,944	400,816	412,905	378,596
Fixed maturities, held-to-maturity, at amortized cost
(net of allowance for credit losses $9; $9; $9; $9; $7) (fair value $2,249; $2,231; $2,264; $2,298; $2,125)	1,895	1,875	1,901	1,930	1,801
Fixed maturities, trading, at fair value
(amortized cost $3,931; $4,089; $4,353; $3,670; $6,602)	3,621	3,933	4,371	3,914	6,202
Assets supporting experience-rated contractholder liabilities, at fair value	21,580	23,245	23,961	24,115	24,027
Equity securities, at fair value
(cost $5,695; $5,704; $5,395; $5,968; $5,973) (1)	6,176	7,010	7,025	8,135	8,492
Commercial mortgage and other loans
(net of allowance for credit losses $240; $245; $235; $235; $224) (1)	63,559	63,469	64,541	65,425	64,554
Policy loans (1)	12,099	12,283	11,502	11,271	10,990
Other invested assets
(net of allowance for credit losses $1; $2; $2; $2; $2) (1)	18,071	16,757	16,921	18,125	18,863
Short-term investments
(net of allowance for credit losses $4; $0; $1; $1; $2) (1)	7,961	11,416	10,015	7,800	5,304
Total investments	524,676	547,932	541,053	553,620	518,829
Cash and cash equivalents (1)	31,646	21,149	20,658	13,701	16,099
Accrued investment income (1)	3,221	3,296	3,129	3,193	3,063
Deferred policy acquisition costs (1)	19,738	19,667	18,599	19,027	19,273
Value of business acquired	1,070	1,040	1,131	1,103	1,006
Other assets
(net of allowance for credit losses $6; $8; $9; $11; $13) (1)	20,694	21,301	21,536	22,801	22,567
Separate account assets (1)	272,667	301,002	305,483	327,277	326,443
Total assets	873,712	915,387	911,589	940,722	907,280
Liabilities:
Future policy benefits (1)	310,817	312,759	303,733	306,343	290,536
Policyholders' account balances (1)	155,898	158,237	159,346	161,682	160,227
Securities sold under agreements to repurchase	10,557	10,488	10,874	10,894	9,384
Cash collateral for loaned securities	3,396	3,447	3,071	3,499	4,673
Income taxes (1)	11,117	13,261	12,111	12,022	9,336
Senior short-term debt	2,539	1,130	1,113	925	867
Senior long-term debt	12,571	12,582	12,558	12,103	12,117
Junior subordinated long-term debt	7,578	7,580	7,611	7,615	7,613
Other liabilities
(net of allowance for credit losses $19; $19; $19; $20; $20) (1)	24,249	27,196	27,557	29,847	27,023
Notes issued by consolidated variable interest entities	1,251	1,197	1,242	305	285
Separate account liabilities (1)	272,667	301,002	305,483	327,277	326,443
Total liabilities	812,640	848,879	844,699	872,512	848,504
Equity:
Accumulated other comprehensive income	22,600	30,837	30,001	30,738	19,219
Other equity	37,847	35,060	36,216	36,687	38,817
Total Prudential Financial, Inc. equity	60,447	65,897	66,217	67,425	58,036
Noncontrolling interests	625	611	673	785	740
Total equity	61,072	66,508	66,890	68,210	58,776
Total liabilities and equity	873,712	915,387	911,589	940,722	907,280

__________
(1) June 30, 2020 amounts include assets and liabilities held for sale which aggregate to $20,835 million and $17,141 million, respectively, related to the sale of The Prudential Life Insurance Company of Korea, Ltd completed in August, 2020.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

COMBINING BALANCE SHEETS
(in millions)
	As of March 31, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	518,829	57,894	460,935	4,094	225,882	200,004	30,955
Deferred policy acquisition costs	19,273	203	19,070	—	11,484	7,601	(15)
Other assets	42,735	1,393	41,342	3,649	27,409	11,995	(1,711)
Separate account assets	326,443	—	326,443	39,717	292,169	—	(5,443)
Total assets	907,280	59,490	847,790	47,460	556,944	219,600	23,786
Liabilities:
Future policy benefits	290,536	46,392	244,144	—	105,223	125,462	13,459
Policyholders' account balances	160,227	4,838	155,389	—	104,505	49,822	1,062
Debt	20,597	—	20,597	1,626	8,215	87	10,669
Other liabilities	50,701	9,839	40,862	2,808	16,324	16,217	5,513
Separate account liabilities	326,443	—	326,443	39,717	292,169	—	(5,443)
Total liabilities	848,504	61,069	787,435	44,151	526,436	191,588	25,260
Equity:
Accumulated other comprehensive income (loss)	19,219	(17)	19,236	(39)	8,012	12,073	(810)
Other equity	38,817	(1,576)	40,393	2,256	22,407	15,901	(171)
Total Prudential Financial, Inc. equity	58,036	(1,593)	59,629	2,217	30,419	27,974	(981)
Noncontrolling interests	740	14	726	1,092	89	38	(493)
Total equity	58,776	(1,579)	60,355	3,309	30,508	28,012	(1,474)
Total liabilities and equity	907,280	59,490	847,790	47,460	556,944	219,600	23,786

	As of December 31, 2020

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	553,620	61,065	492,555	4,462	242,923	211,880	33,290
Deferred policy acquisition costs	19,027	209	18,818	—	11,175	7,668	(25)
Other assets	40,798	815	39,983	4,176	27,099	11,581	(2,873)
Separate account assets	327,277	—	327,277	40,042	292,504	—	(5,269)
Total assets	940,722	62,089	878,633	48,680	573,701	231,129	25,123
Liabilities:
Future policy benefits	306,343	46,762	259,581	—	116,728	128,776	14,077
Policyholders' account balances	161,682	4,874	156,808	—	104,314	51,429	1,065
Debt	20,643	—	20,643	2,218	8,212	95	10,118
Other liabilities	56,567	12,044	44,523	2,893	16,864	18,662	6,104
Separate account liabilities	327,277	—	327,277	40,042	292,504	—	(5,269)
Total liabilities	872,512	63,680	808,832	45,153	538,622	198,962	26,095
Equity:
Accumulated other comprehensive income (loss)	30,738	10	30,728	(39)	13,657	17,219	(109)
Other equity	36,687	(1,615)	38,302	2,439	21,334	14,912	(383)
Total Prudential Financial, Inc. equity	67,425	(1,605)	69,030	2,400	34,991	32,131	(492)
Noncontrolling interests	785	14	771	1,127	88	35	(479)
Total equity	68,210	(1,591)	69,801	3,527	35,079	32,166	(971)
Total liabilities and equity	940,722	62,089	878,633	48,680	573,701	231,128	25,124

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of March 31, 2021				As of December 31, 2020
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	5,879	7,613	13,492	—	5,856	7,615	13,471
Operating Debt	796	5,646	—	6,442	779	5,666	—	6,445
Limited recourse and non-recourse borrowing	71	592	—	663	146	581	—	727
Total Debt	867	12,117	7,613	20,597	925	12,103	7,615	20,643

	As of March 31, 2021				As of December 31, 2020
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	12,991	444	57	13,492	12,967	444	60	13,471
Operating Debt	5,998	444	—	6,442	6,018	427	—	6,445
Limited recourse and non-recourse borrowing	—	354	309	663	—	409	318	727
Total Debt	18,989	1,242	366	20,597	18,985	1,280	378	20,643

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at Prudential Insurance Co. of America includes $343 million of surplus notes as of March 31, 2021 and December 31, 2020, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	4	92	93	115	26	4	26	550%
Asset management fees, commissions and other income	774	865	973	1,237	1,288	774	1,288	66%
Total revenues	778	957	1,066	1,352	1,314	778	1,314	69%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	11	9	7	6	7	11	7	-36%
Deferral of acquisition costs	(2)	(2)	(2)	(1)	(2)	(2)	(2)	—%
Amortization of acquisition costs	2	2	2	2	2	2	2	—%
General and administrative expenses	603	624	689	941	656	603	656	9%
Total benefits and expenses	614	633	696	948	663	614	663	8%
Adjusted operating income before income taxes	164	324	370	404	651	164	651	297%
Total revenues	778	957	1,066	1,352	1,314	778	1,314	69%
Less: Passthrough distribution revenue	29	26	30	31	32	29	32	10%
Less: Revenue associated with consolidations	(36)	44	46	214	(29)	(36)	(29)	19%
Total adjusted revenues (2)	785	887	990	1,107	1,311	785	1,311	67%
Adjusted operating margin (2)(3)	20.9%	36.5%	37.4%	36.5%	49.7%	20.9%	49.7%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 49.5%, 29.9%, 34.7%, 33.9%, and 21.1% for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, respectively. Adjusted Operating Margin excluding the gain on the sale of Pramerica SGR is 29.3% for the three months ended March 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	693	690	750	777	795	693	795	15%
Other related revenues (1)	22	117	165	248	82	22	82	273%
Service, distribution and other revenues	63	150	151	327	437	63	437	594%
Total PGIM revenues	778	957	1,066	1,352	1,314	778	1,314	69%
Analysis of asset management fees by source:
Institutional customers	328	325	345	352	348	328	348	6%
Retail customers	229	227	262	285	302	229	302	32%
General account	136	138	143	140	145	136	145	7%
Total asset management fees	693	690	750	777	795	693	795	15%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	March 31, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	58.7	450.6	51.1	25.1	6.3	591.8
Retail customers	135.8	173.6	1.8	0.6	69.2	381.0
General account	4.8	327.6	68.2	77.8	0.1	478.5
Total	199.3	951.8	121.1	103.5	75.6	1,451.3

	March 31, 2020
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	45.3	402.9	49.2	23.3	4.1	524.8
Retail customers	82.9	131.7	1.8	0.4	65.6	282.4
General account	3.5	347.4	65.4	72.2	—	488.5
Total	131.7	882.0	116.4	95.9	69.7	1,295.7
__________
(1) Other related revenues, net of related expenses are $57 million, $179 million, $127 million, $97 million, and ($1) million for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	494.6	470.8	512.2	530.0	550.2	494.6	550.2
Additions	20.6	15.0	15.9	16.9	21.2	20.6	21.2
Withdrawals	(16.4)	(20.7)	(13.9)	(14.4)	(20.1)	(16.4)	(20.1)
Change in market value	(27.0)	38.2	15.0	23.0	(19.4)	(27.0)	(19.4)
Net money market flows	(0.5)	9.0	0.1	(6.0)	(2.5)	(0.5)	(2.5)
Other	(0.5)	(0.1)	0.7	0.7	(0.8)	(0.5)	(0.8)
Ending assets under management	470.8	512.2	530.0	550.2	528.6	470.8	528.6
Affiliated institutional assets under management	54.0	59.0	61.0	64.7	63.2	54.0	63.2
Total assets managed for institutional customers at end of period	524.8	571.2	591.0	614.9	591.8	524.8	591.8
Net institutional additions (withdrawals), excluding money market activity	4.2	(5.7)	2.0	2.5	1.1	4.2	1.1
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	189.7	170.6	209.2	230.0	252.5	189.7	252.5
Additions	23.6	24.6	22.2	24.6	29.7	23.6	29.7
Withdrawals	(24.9)	(15.2)	(16.9)	(20.8)	(25.3)	(24.9)	(25.3)
Change in market value	(17.5)	29.1	15.3	18.3	(6.1)	(17.5)	(6.1)
Net money market flows	0.1	—	0.1	0.2	0.1	0.1	0.1
Other	(0.4)	0.1	0.1	0.2	(0.1)	(0.4)	(0.1)
Ending assets under management	170.6	209.2	230.0	252.5	250.8	170.6	250.8
Affiliated retail assets under management	111.8	111.0	113.0	119.5	130.2	111.8	130.2
Total assets managed for retail customers at end of period	282.4	320.2	343.0	372.0	381.0	282.4	381.0
Net retail additions (withdrawals), excluding money market activity	(1.3)	9.4	5.3	3.8	4.4	(1.3)	4.4

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	2,408	3,117	2,586	3,706	2,484	2,408	2,484	3%
Policy charges and fee income	1,404	1,396	1,401	1,478	1,466	1,404	1,466	4%
Net investment income	2,063	2,002	2,148	2,234	2,191	2,063	2,191	6%
Asset management fees, commissions and other income	724	523	844	1,015	948	724	948	31%
Total revenues	6,599	7,038	6,979	8,433	7,089	6,599	7,089	7%
Benefits and expenses (1):
Insurance and annuity benefits	3,471	4,148	3,672	4,926	3,696	3,471	3,696	6%
Interest credited to policyholders' account balances	718	723	704	716	697	718	697	-3%
Interest expense	240	209	206	204	199	240	199	-17%
Deferral of acquisition costs	(312)	(291)	(293)	(355)	(341)	(312)	(341)	-9%
Amortization of acquisition costs	240	234	220	231	237	240	237	-1%
General and administrative expenses	1,623	1,560	1,597	1,904	1,749	1,623	1,749	8%
Total benefits and expenses	5,980	6,583	6,106	7,626	6,237	5,980	6,237	4%
Adjusted operating income before income taxes	619	455	873	807	852	619	852	38%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	1,038	1,702	1,191	2,332	1,021	1,038	1,021	-2%
Policy charges and fee income	67	62	67	71	70	67	70	4%
Net investment income	1,168	1,103	1,191	1,245	1,220	1,168	1,220	4%
Asset management fees, commissions and other income	164	125	241	267	280	164	280	71%
Total revenues	2,437	2,992	2,690	3,915	2,591	2,437	2,591	6%
Benefits and expenses (1):
Insurance and annuity benefits	1,534	2,066	1,689	2,721	1,342	1,534	1,342	-13%
Interest credited to policyholders' account balances	370	372	358	370	345	370	345	-7%
Interest expense	9	5	5	4	4	9	4	-56%
Deferral of acquisition costs	(2)	(4)	(4)	(8)	(5)	(2)	(5)	-150%
Amortization of acquisition costs	6	9	4	7	6	6	6	—%
General and administrative expenses	275	263	266	283	276	275	276	—%
Total benefits and expenses	2,192	2,711	2,318	3,377	1,968	2,192	1,968	-10%
Adjusted operating income before income taxes	245	281	372	538	623	245	623	154%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021

Full Service:
Beginning total account value	272,448	238,435	266,433	285,010	315,227	272,448	315,227
Deposits and sales	8,952	5,455	14,705	11,802	10,933	8,952	10,933
Withdrawals and benefits	(8,668)	(7,040)	(9,465)	(9,479)	(9,360)	(8,668)	(9,360)
Change in market value, interest credited, interest income and other activity	(34,297)	29,583	13,337	27,894	9,356	(34,297)	9,356
Ending total account value	238,435	266,433	285,010	315,227	326,156	238,435	326,156
Net additions (withdrawals)	284	(1,585)	5,240	2,323	1,573	284	1,573
Stable value account values included above	52,461	53,647	54,924	56,051	55,714
Institutional Investment Products:
Beginning total account value	227,596	227,346	231,142	234,696	243,387	227,596	243,387
Additions	6,893	4,545	2,780	8,251	9,760	6,893	9,760
Withdrawals and benefits	(5,510)	(3,527)	(4,189)	(5,062)	(5,642)	(5,510)	(5,642)
Change in market value, interest credited and interest income	2,435	3,000	1,944	1,475	(653)	2,435	(653)
Other (1)	(4,068)	(222)	3,019	4,027	644	(4,068)	644
Ending total account value	227,346	231,142	234,696	243,387	247,496	227,346	247,496
Net additions (withdrawals)	1,383	1,018	(1,409)	3,189	4,118	1,383	4,118
Amounts included in ending total account value above:
Investment-only stable value wraps	70,831	72,886	74,709	76,295	74,179	70,831	74,179
Longevity reinsurance (2)	61,324	62,570	64,937	71,899	80,889	61,324	80,889
Group annuities and other products	95,191	95,686	95,050	95,193	92,428	95,191	92,428
Ending total account value	227,346	231,142	234,696	243,387	247,496	227,346	247,496

_________

(1) "Other" activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	1,099	1,152	1,134	1,114	1,209	1,099	1,209	10%
Policy charges and fee income	173	177	166	157	194	173	194	12%
Net investment income	135	121	133	137	132	135	132	-2%
Asset management fees, commissions and other income	17	21	24	26	21	17	21	24%
Total revenues	1,424	1,471	1,457	1,434	1,556	1,424	1,556	9%
Benefits and expenses (1):
Insurance and annuity benefits	1,090	1,181	1,163	1,230	1,388	1,090	1,388	27%
Interest credited to policyholders' account balances	58	50	49	49	47	58	47	-19%
Interest expense	1	1	1	—	1	1	1	—%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	1	3	2	2	1	1	1	—%
General and administrative expenses	230	231	220	240	251	230	251	9%
Total benefits and expenses	1,380	1,466	1,435	1,521	1,688	1,380	1,688	22%
Adjusted operating income (loss) before income taxes	44	5	22	(87)	(132)	44	(132)	-400%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021

Annualized New Business Premiums:
Group life	173	8	46	16	175	173	175
Group disability	108	18	17	20	120	108	120
Total	281	26	63	36	295	281	295
Future Policy Benefits (1)(2):
Group life	2,305	2,375	2,397	2,630	2,586
Group disability	2,739	2,755	2,822	2,792	2,862
Total	5,044	5,130	5,219	5,422	5,448
Policyholders' Account Balances (1):
Group life	8,188	8,055	7,729	7,307	6,899
Group disability	195	160	160	163	148
Total	8,383	8,215	7,889	7,470	7,047
Separate Account Liabilities (1):
Group life	26,426	26,511	26,745	28,340	26,739
Group Life Insurance:
Gross premiums, policy charges and fee income (3)	1,034	1,043	1,014	1,040	1,036	1,034	1,036
Earned premiums	832	887	868	863	923	832	923
Earned policy charges and fee income	158	161	148	138	173	158	173
Benefits ratio (4)	88.4%	93.4%	93.9%	98.6%	104.2%	88.4%	104.2%
Administrative operating expense ratio	12.4%	11.8%	12.2%	13.2%	10.8%	12.4%	10.8%
Persistency ratio	97.4%	96.4%	96.4%	96.1%	96.7%
Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	292	290	290	279	314	292	314
Earned premiums	267	265	266	251	286	267	286
Earned policy charges and fee income	15	16	18	19	21	15	21
Benefits ratio (4)	76.0%	75.7%	73.5%	90.5%	80.5%	76.0%	80.5%
Administrative operating expense ratio	24.8%	26.1%	25.2%	28.2%	32.2%	24.8%	32.2%
Persistency ratio	90.6%	90.0%	89.7%	89.6%	94.0%
Total Group Insurance:
Benefits ratio (4)	85.6%	89.6%	89.4%	96.9%	99.0%	85.6%	99.0%
Administrative operating expense ratio	15.1%	14.9%	15.1%	16.4%	15.8%	15.1%	15.8%
Net face amount of policies in force (in billions) (5)	1,890	1,915	1,898	1,909	1,931
__________

(1) As of end of period.
(2) The amounts for first, second and third quarters of 2020 have been reclassified to conform to current period presentation to include liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.
(4) Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 93.0%, 74.0% and 89.0% for the three months ended June 30, 2020, respectively.
(5) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL ANNUITIES
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	38	29	33	29	30	38	30	-21%
Policy charges and fee income	619	563	599	628	643	619	643	4%
Net investment income	199	233	228	238	224	199	224	13%
Asset management fees, commissions and other income	292	128	288	296	302	292	302	3%
Total revenues	1,148	953	1,148	1,191	1,199	1,148	1,199	4%
Benefits and expenses (1):
Insurance and annuity benefits	92	67	91	87	81	92	81	-12%
Interest credited to policyholders' account balances	81	87	86	83	88	81	88	9%
Interest expense	34	9	9	7	4	34	4	-88%
Deferral of acquisition costs	(99)	(73)	(84)	(110)	(101)	(99)	(101)	-2%
Amortization of acquisition costs	131	135	126	132	131	131	131	—%
General and administrative expenses	536	479	512	552	552	536	552	3%
Total benefits and expenses	775	704	740	751	755	775	755	-3%
Adjusted operating income before income taxes	373	249	408	440	444	373	444	19%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021

Variable Annuities:
Beginning total account value	164,928	139,047	154,079	158,646	170,546	164,928	170,546
Sales: Highest Daily Suite (1)	693	402	167	209	24	693	24
Other variable annuities (2)	1,023	649	1,019	1,559	1,726	1,023	1,726
Total sales	1,716	1,051	1,186	1,768	1,750	1,716	1,750
Full surrenders and death benefits	(2,491)	(1,387)	(1,789)	(2,079)	(2,454)	(2,491)	(2,454)
Sales, net of full surrenders and death benefits	(775)	(336)	(603)	(311)	(704)	(775)	(704)
Partial withdrawals and other benefit payments	(1,301)	(1,061)	(1,115)	(1,347)	(1,332)	(1,301)	(1,332)
Net flows	(2,076)	(1,397)	(1,718)	(1,658)	(2,036)	(2,076)	(2,036)
Change in market value, interest credited, and other	(22,913)	17,277	7,179	14,463	3,034	(22,913)	3,034
Policy charges	(892)	(848)	(894)	(905)	(914)	(892)	(914)
Ending total account value	139,047	154,079	158,646	170,546	170,630	139,047	170,630
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	97,227	107,282	110,114	117,942	117,748	97,227	117,748
Highest Daily Suite - externally reinsured living benefits	2,617	2,855	2,944	3,173	3,201	2,617	3,201
Other variable annuities (2)	39,203	43,942	45,588	49,431	49,681	39,203	49,681
Ending total account value	139,047	154,079	158,646	170,546	170,630	139,047	170,630
Fixed Annuities and other products:
Beginning total account value	4,753	4,929	5,197	5,552	5,734	4,753	5,734
Sales	211	295	376	212	105	211	105
Full surrenders and death benefits	(28)	(23)	(22)	(26)	(38)	(28)	(38)
Sales, net of full surrenders and death benefits	183	272	354	186	67	183	67
Partial withdrawals and other benefit payments	(98)	(85)	(90)	(94)	(97)	(98)	(97)
Net flows	85	187	264	92	(30)	85	(30)
Interest credited and other	91	81	91	91	108	91	108
Policy charges	—	—	—	(1)	—	—	—
Ending total account value, gross	4,929	5,197	5,552	5,734	5,812	4,929	5,812
Reinsurance ceded	(145)	(251)	(374)	(429)	(448)	(145)	(448)
Ending total account value, net	4,784	4,946	5,178	5,305	5,364	4,784	5,364
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (3):
Insurance Agents	674	496	517	649	613	674	613
Wirehouses	310	160	199	215	134	310	134
Independent Marketing Organization	43	82	61	16	6	43	6
Independent Financial Planners	767	536	706	1,024	1,032	767	1,032
Bank Distribution	133	72	79	76	70	133	70
Total	1,927	1,346	1,562	1,980	1,855	1,927	1,855
__________

(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021

Account Values in General Account (1):
Beginning balance	11,043	11,500	11,686	12,487	13,843	11,043	13,843
Premiums and deposits	337	397	1,008	1,467	1,640	337	1,640
Full surrenders and death benefits	(91)	(64)	(73)	(89)	(107)	(91)	(107)
Premiums and deposits net of full surrenders and death benefits	246	333	935	1,378	1,533	246	1,533
Partial withdrawals and other benefit payments	(168)	(143)	(150)	(165)	(161)	(168)	(161)
Net flows	78	190	785	1,213	1,372	78	1,372
Interest credited and other	67	70	73	191	204	67	204
Net transfers (to) from separate account	312	(74)	(57)	(47)	31	312	31
Policy charges	—	—	—	(1)	—	—	—
Ending balance, gross	11,500	11,686	12,487	13,843	15,450	11,500	15,450
Reinsurance ceded	(145)	(251)	(374)	(429)	(448)	(145)	(448)
Ending balance, net	11,355	11,435	12,113	13,414	15,002	11,355	15,002
Account Values in Separate Account (1):
Beginning balance	158,638	132,476	147,590	151,711	162,437	158,638	162,437
Premiums and deposits	1,590	949	554	513	215	1,590	215
Full surrenders and death benefits	(2,428)	(1,346)	(1,738)	(2,016)	(2,385)	(2,428)	(2,385)
Premiums and deposits net of full surrenders and death benefits	(838)	(397)	(1,184)	(1,503)	(2,170)	(838)	(2,170)
Partial withdrawals and other benefit payments	(1,231)	(1,003)	(1,055)	(1,276)	(1,268)	(1,231)	(1,268)
Net flows	(2,069)	(1,400)	(2,239)	(2,779)	(3,438)	(2,069)	(3,438)
Change in market value, interest credited and other	(22,889)	17,288	7,197	14,363	2,938	(22,889)	2,938
Net transfers (to) from general account	(312)	74	57	47	(31)	(312)	(31)
Policy charges	(892)	(848)	(894)	(905)	(914)	(892)	(914)
Ending balance	132,476	147,590	151,711	162,437	160,992	132,476	160,992

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2020				2021
	1Q	2Q	3Q	4Q	1Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	2,022	2,032	1,984	1,956	1,862
Guaranteed minimum withdrawal benefits	275	306	305	322	317
Guaranteed minimum income benefits	1,955	2,225	2,306	2,492	2,487
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	113,029	124,927	128,003	136,486	134,870
Guaranteed minimum withdrawal & income benefits - externally reinsured	2,617	2,855	2,944	3,173	3,201
Total	119,898	132,345	135,542	144,429	142,737
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	93,336	102,783	105,449	112,811	112,565
Account Values with Auto-Rebalancing Feature - externally reinsured	2,617	2,855	2,944	3,173	3,201
Account Values without Auto-Rebalancing Feature	23,945	26,707	27,149	28,445	26,971
Total	119,898	132,345	135,542	144,429	142,737
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	9,966	6,070	5,227	3,513	3,445
Net Amount at Risk without Auto-Rebalancing Feature	1,327	795	695	509	492
Total	11,293	6,865	5,922	4,022	3,937
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2020				2021
	1Q	2Q	3Q	4Q	1Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	110,258	121,962	124,939	133,216	131,685
Net amount at risk	1,465	366	247	208	220
Minimum return, anniversary contract value, or maximum contract value:
Account value	24,513	27,066	27,783	29,551	29,338
Net amount at risk	6,036	3,833	3,244	2,327	2,339
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	95,955	105,638	108,392	115,984	115,766
Account Values without Auto-Rebalancing Feature	38,816	43,390	44,330	46,783	45,257
Total	134,771	149,028	152,722	162,767	161,023
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	4,501	2,309	1,795	1,145	1,204
Net Amount at Risk without Auto-Rebalancing Feature	3,000	1,890	1,696	1,390	1,355
Total	7,501	4,199	3,491	2,535	2,559
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	233	234	228	231	224	233	224	-4%
Policy charges and fee income	545	594	569	622	559	545	559	3%
Net investment income	561	544	596	613	615	561	615	10%
Asset management fees, commissions and other income	191	191	216	230	237	191	237	24%
Total revenues	1,530	1,563	1,609	1,696	1,635	1,530	1,635	7%
Benefits and expenses (1):
Insurance and annuity benefits	755	834	729	888	885	755	885	17%
Interest credited to policyholders' account balances	209	214	211	214	217	209	217	4%
Interest expense	195	193	190	191	188	195	188	-4%
Deferral of acquisition costs	(211)	(214)	(205)	(237)	(235)	(211)	(235)	-11%
Amortization of acquisition costs	102	87	88	90	99	102	99	-3%
General and administrative expenses	500	513	495	615	525	500	525	5%
Total benefits and expenses	1,550	1,627	1,508	1,761	1,679	1,550	1,679	8%
Adjusted operating income (loss) before income taxes	(20)	(64)	101	(65)	(44)	(20)	(44)	-120%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	40	40	34	34	31	40	31
Guaranteed Universal life	29	34	20	11	12	29	12
Other Universal life	30	23	20	18	15	30	15
Variable life	88	87	98	176	146	88	146
Total	187	184	172	239	204	187	204
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	35	35	32	44	36	35	36
Third party distribution	152	149	140	195	168	152	168
Total	187	184	172	239	204	187	204
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	29,041	29,198	29,461	29,635	29,950	29,041	29,950
Premiums and deposits	749	803	759	713	755	749	755
Surrenders and withdrawals	(319)	(372)	(322)	(354)	(305)	(319)	(305)
Net sales	430	431	437	359	450	430	450
Benefit payments	(139)	37	(48)	(80)	(64)	(139)	(64)
Net flows	291	468	389	279	386	291	386
Interest credited and other	217	232	213	320	435	217	435
Net transfers from separate account	123	73	87	222	123	123	123
Policy charges	(474)	(510)	(515)	(506)	(509)	(474)	(509)
Ending balance	29,198	29,461	29,635	29,950	30,385	29,198	30,385
Separate Account Liabilities:
Beginning balance	35,633	29,859	34,863	37,342	41,428	35,633	41,428
Premiums and deposits	637	532	598	790	740	637	740
Surrenders and withdrawals	(251)	(241)	(231)	(243)	(268)	(251)	(268)
Net sales	386	291	367	547	472	386	472
Benefit payments	(124)	(103)	(109)	(72)	(152)	(124)	(152)
Net flows	262	188	258	475	320	262	320
Change in market value, interest credited and other	(5,654)	5,150	2,582	4,116	1,501	(5,654)	1,501
Net transfers to general account	(123)	(73)	(87)	(222)	(123)	(123)	(123)
Policy charges	(259)	(261)	(274)	(283)	(290)	(259)	(290)
Ending balance	29,859	34,863	37,342	41,428	42,836	29,859	42,836
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	231	234	236	237	239
Guaranteed Universal life	67	68	68	68	68
Other Universal life	30	30	29	30	30
Variable life	128	132	134	138	143
Total	456	464	467	473	480

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block Division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	—	1	—	1	—	—	—	—
Asset management fees, commissions and other income	60	58	75	196	108	60	108	80%
Total revenues	60	59	75	197	108	60	108	80%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	1	1	1	2	2	1	2	100%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
General and administrative expenses	82	74	104	214	145	82	145	77%
Total benefits and expenses	83	75	105	216	147	83	147	77%
Adjusted operating loss before income taxes	(23)	(16)	(30)	(19)	(39)	(23)	(39)	-70%

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	4,344	3,626	4,049	3,808	4,411	4,344	4,411	2%
Policy charges and fee income	88	125	74	87	101	88	101	15%
Net investment income	1,167	1,209	1,276	1,330	1,300	1,167	1,300	11%
Asset management fees, commissions and other income	37	124	82	150	119	37	119	222%
Total revenues	5,636	5,084	5,481	5,375	5,931	5,636	5,931	5%
Benefits and expenses (1):
Insurance and annuity benefits	3,712	3,155	3,524	3,363	3,836	3,712	3,836	3%
Interest credited to policyholders' account balances	222	204	215	210	209	222	209	-6%
Interest expense	3	2	1	2	1	3	1	-67%
Deferral of acquisition costs	(392)	(280)	(411)	(333)	(361)	(392)	(361)	8%
Amortization of acquisition costs	317	347	275	265	317	317	317	—%
General and administrative expenses	1,078	965	1,102	1,078	1,058	1,078	1,058	-2%
Total benefits and expenses	4,940	4,393	4,706	4,585	5,060	4,940	5,060	2%
Adjusted operating income before income taxes	696	691	775	790	871	696	871	25%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	2,182	1,758	1,944	1,856	2,268	2,182	2,268	4%
Policy charges and fee income	52	90	41	54	62	52	62	19%
Net investment income	443	430	501	541	533	443	533	20%
Asset management fees, commissions and other income	41	47	62	80	67	41	67	63%
Total revenues	2,718	2,325	2,548	2,531	2,930	2,718	2,930	8%
Benefits and expenses (1):
Insurance and annuity benefits	1,873	1,522	1,707	1,656	1,989	1,873	1,989	6%
Interest credited to policyholders' account balances	60	47	56	50	51	60	51	-15%
Interest expense	2	1	1	1	1	2	1	-50%
Deferral of acquisition costs	(205)	(144)	(212)	(169)	(182)	(205)	(182)	11%
Amortization of acquisition costs	147	186	113	116	150	147	150	2%
General and administrative expenses	479	411	469	451	457	479	457	-5%
Total benefits and expenses	2,356	2,023	2,134	2,105	2,466	2,356	2,466	5%
Adjusted operating income before income taxes	362	302	414	426	464	362	464	28%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	2,162	1,868	2,105	1,952	2,143	2,162	2,143	-1%
Policy charges and fee income	36	35	33	33	39	36	39	8%
Net investment income	724	779	775	789	767	724	767	6%
Asset management fees, commissions and other income	(4)	77	20	70	52	(4)	52	1400%
Total revenues	2,918	2,759	2,933	2,844	3,001	2,918	3,001	3%
Benefits and expenses (1):
Insurance and annuity benefits	1,839	1,633	1,817	1,707	1,847	1,839	1,847	—%
Interest credited to policyholders' account balances	162	157	159	160	158	162	158	-2%
Interest expense	1	1	—	1	—	1	—	-100%
Deferral of acquisition costs	(187)	(136)	(199)	(164)	(179)	(187)	(179)	4%
Amortization of acquisition costs	170	161	162	149	167	170	167	-2%
General and administrative expenses	599	554	633	627	601	599	601	—%
Total benefits and expenses	2,584	2,370	2,572	2,480	2,594	2,584	2,594	0%
Adjusted operating income before income taxes	334	389	361	364	407	334	407	22%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	2,063	1,643	1,830	1,736	2,155	2,063	2,155
Gibraltar Life	2,198	1,903	2,138	1,985	2,182	2,198	2,182
All other countries	171	205	155	174	175	171	175
Total	4,432	3,751	4,123	3,895	4,512	4,432	4,512
Annualized new business premiums:
Japan, excluding Gibraltar Life	247	124	336	159	206	247	206
Gibraltar Life	307	197	407	238	258	307	258
All other countries	56	31	45	43	42	56	42
Total	610	352	788	440	506	610	506
Annualized new business premiums by distribution channel:
Life Planners	303	155	381	202	248	303	248
Gibraltar Life Consultants	130	87	166	108	105	130	105
Banks	132	62	167	98	118	132	118
Independent Agency	45	48	74	32	35	45	35
Total	610	352	788	440	506	610	506
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	2,128	1,684	1,857	1,754	2,186	2,128	2,186
Gibraltar Life	2,262	1,946	2,169	1,997	2,221	2,262	2,221
All other countries	197	241	200	218	223	197	223
Total	4,587	3,871	4,226	3,969	4,630	4,587	4,630
Annualized new business premiums:
Japan, excluding Gibraltar Life	250	125	336	159	208	250	208
Gibraltar Life	309	198	408	238	259	309	259
All other countries	56	39	57	53	51	56	51
Total	615	362	801	450	518	615	518
Annualized new business premiums by distribution channel:
Life Planners	306	164	393	212	259	306	259
Gibraltar Life Consultants	132	88	168	107	105	132	105
Banks	132	62	167	98	118	132	118
Independent Agency	45	48	73	33	36	45	36
Total	615	362	801	450	518	615	518

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 103 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2020				2021
	1Q	2Q	3Q	4Q	1Q

Face amount of individual and group policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	382	381	387	388	388
Gibraltar Life	370	365	368	369	367
All other countries	73	72	74	74	79
Total	825	818	829	831	834
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,159	4,171	4,253	4,286	4,323
Gibraltar Life	7,150	6,992	7,029	7,016	6,982
All other countries	556	564	579	590	602
Total	11,865	11,727	11,861	11,892	11,907
International life insurance individual policy persistency:
Life Planner:
13 months	93.3%	93.3%	93.2%	92.8%	92.8%
25 months	86.9%	85.3%	85.9%	86.3%	87.0%
Gibraltar Life (4):
13 months	94.7%	95.0%	94.8%	94.9%	95.0%
25 months	88.1%	89.3%	89.6%	89.7%	89.8%
Number of Life Planners at end of period:
Japan	4,476	4,459	4,531	4,555	4,654
All other countries	1,806	1,798	1,781	1,511	1,506
Total Life Planners	6,282	6,257	6,312	6,066	6,160
Gibraltar Life Consultants	7,205	7,150	7,276	7,254	7,144

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 103 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2020				2021	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2020	2021	% change

Revenues (1):
Premiums	(4)	(9)	(4)	(9)	(8)	(4)	(8)	-100%
Policy charges and fee income	(15)	(12)	(14)	(13)	(14)	(15)	(14)	7%
Net investment income	173	116	108	144	134	173	134	-23%
Asset management fees, commissions and other income	(359)	(245)	(280)	(206)	(231)	(359)	(231)	36%
Total revenues	(205)	(150)	(190)	(84)	(119)	(205)	(119)	42%
Benefits and expenses (1):
Insurance and annuity benefits	6	1	9	14	(3)	6	(3)	-150%
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	133	177	186	174	169	133	169	27%
Deferral of acquisition costs	18	11	11	12	13	18	13	-28%
Amortization of acquisition costs	(11)	(14)	(12)	(12)	(12)	(11)	(12)	-9%
General and administrative expenses	(9)	216	71	214	—	(9)	—	100%
Total benefits and expenses	137	391	265	402	167	137	167	22%
Adjusted operating loss before income taxes	(342)	(541)	(455)	(486)	(286)	(342)	(286)	16%
Adjusted operating loss before income taxes comprised as follows:
Investment income (2)	48	26	25	34	36	48	36	-25%
Interest expense on debt (2)	(218)	(227)	(233)	(216)	(208)	(218)	(208)	5%
Long-term and deferred compensation expense	(46)	(48)	(38)	(6)	(36)	(46)	(36)	22%
Other (3)(4)	(126)	(292)	(209)	(298)	(78)	(126)	(78)	38%
Adjusted operating loss before income taxes	(342)	(541)	(455)	(486)	(286)	(342)	(286)	16%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses include consolidating adjustments.
(2) The amounts for first quarter of 2020 have been reclassified to conform to current period presentation.
(3) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.
(4) Prior period amounts have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	March 31, 2021						December 31, 2020
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	307,712	26,863	280,849	61.7%			339,288	29,475	309,813	63.7%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,608	—	1,608	0.4%			1,719	—	1,719	0.4%
Private, available-for-sale, at fair value	70,322	12,054	58,268	12.8%			72,973	12,749	60,224	12.4%
Private, held-to-maturity, at amortized cost, net of allowance (1)	193	—	193	0.1%			211	—	211	0.1%
Fixed maturities, trading, at fair value	6,003	271	5,732	1.3%			3,702	277	3,425	0.7%
Assets supporting experience-rated contractholder liabilities, at fair value	24,027	—	24,027	5.3%			24,115	—	24,115	5.0%
Equity securities, at fair value	7,790	2,563	5,227	1.1%			7,453	2,345	5,108	1.1%
Commercial mortgage and other loans, at book value, net of allowance	64,035	8,297	55,738	12.3%			64,313	8,421	55,892	11.5%
Policy loans, at outstanding balance	10,990	3,984	7,006	1.4%			11,271	4,064	7,207	1.5%
Other invested assets, net of allowance (2)	14,904	3,730	11,174	2.5%			14,326	3,610	10,716	2.1%
Short-term investments, net of allowance	5,267	132	5,135	1.1%			7,764	124	7,640	1.5%
Subtotal (3)	512,851	57,894	454,957	100.0%			547,135	61,065	486,070	100.0%
Invested assets of other entities and operations (4)	5,978	—	5,978				6,485	—	6,485
Total investments	518,829	57,894	460,935				553,620	61,065	492,555

Fixed Maturities by Credit Quality (3)(5):	March 31, 2021						December 31, 2020
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	204,257	27,350	1,155	—	230,452	82.1%	218,038	39,679	360	—	257,357	83.1%
2	36,527	4,401	256	—	40,672	14.4%	35,349	6,897	48	—	42,198	13.6%
Subtotal - High or Highest Quality Securities	240,784	31,751	1,411	—	271,124	96.5%	253,387	46,576	408	—	299,555	96.7%
3	6,021	476	74	—	6,423	2.3%	6,056	663	64	—	6,655	2.1%
4	2,110	111	52	—	2,169	0.8%	2,290	121	67	—	2,344	0.8%
5	865	82	14	14	919	0.3%	915	100	29	6	980	0.3%
6	232	14	8	24	214	0.1%	331	37	24	65	279	0.1%
Subtotal - Other Securities	9,228	683	148	38	9,725	3.5%	9,592	921	184	71	10,258	3.3%
Total	250,012	32,434	1,559	38	280,849	100.0%	262,979	47,497	592	71	309,813	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	12,214	948	87	—	13,075	22.4%	11,913	1,632	21	—	13,524	22.5%
2	33,333	2,529	246	—	35,616	61.1%	33,109	3,786	132	—	36,763	61.0%
Subtotal - High or Highest Quality Securities	45,547	3,477	333	—	48,691	83.5%	45,022	5,418	153	—	50,287	83.5%
3	5,459	389	33	—	5,815	10.0%	5,857	529	31	—	6,355	10.6%
4	2,844	89	62	34	2,837	4.9%	2,829	90	52	23	2,844	4.7%
5	871	32	42	14	847	1.5%	714	23	38	10	689	1.1%
6	77	12	—	11	78	0.1%	40	11	—	2	49	0.1%
Subtotal - Other Securities	9,251	522	137	59	9,577	16.5%	9,440	653	121	35	9,937	16.5%
Total	54,798	3,999	470	59	58,268	100.0%	54,462	6,071	274	35	60,224	100.0%
__________
(1) On an amortized cost basis, net of allowance, as of March 31, 2021, includes $1,516 million (fair value, $1,817 million) and $193 million (fair value, $204 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $92 million (fair value, $104 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2020, includes $1,621 million (fair value, $1,963 million) and $211 million (fair value, $225 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $98 million (fair value, $110 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of March 31, 2021 and December 31, 2020, 722 securities with amortized cost of $4,975 million (fair value $4,965 million) and 102 securities with amortized cost of $356 million (fair value $382 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	March 31, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	142,899	72.1%	154,261	73.3%
Public, held-to-maturity, at amortized cost, net of allowance	1,608	0.8%	1,719	0.8%
Private, available-for-sale, at fair value	20,955	10.6%	21,748	10.3%
Private, held-to-maturity, at amortized cost, net of allowance	193	0.1%	211	0.1%
Fixed maturities, trading, at fair value	530	0.3%	550	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,255	1.6%	3,149	1.5%
Equity securities, at fair value	2,186	1.1%	2,134	1.0%
Commercial mortgage and other loans, at book value, net of allowance	20,026	10.1%	19,915	9.5%
Policy loans, at outstanding balance	2,905	1.5%	3,078	1.5%
Other invested assets (3)	2,745	1.4%	3,045	1.5%
Short-term investments, net of allowance	775	0.4%	438	0.2%
Total	198,077	100.0%	210,248	100.0%

	March 31, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	137,950	53.7%	155,552	56.4%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	37,313	14.5%	38,476	14.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	5,202	2.0%	2,875	1.0%
Assets supporting experience-rated contractholder liabilities, at fair value	20,772	8.1%	20,966	7.6%
Equity securities, at fair value	3,041	1.2%	2,974	1.1%
Commercial mortgage and other loans, at book value, net of allowance	35,712	13.9%	35,977	13.0%
Policy loans, at outstanding balance	4,101	1.6%	4,129	1.5%
Other invested assets, net of allowance (3)	8,429	3.3%	7,671	2.8%
Short-term investments, net of allowance	4,360	1.7%	7,202	2.6%
Total	256,880	100.0%	275,822	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended March 31
	2021			2020
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.63%	2,756	1,061	3.73%	2,841	89
Equity securities	0.84%	11	—	1.57%	17	—
Commercial mortgage and other loans	3.84%	477	9	4.03%	491	6
Policy loans	4.87%	86	—	4.70%	92	—
Short-term investments and cash equivalents	0.30%	9	—	1.31%	78	(4)
Gross investment income before investment expenses	3.54%	3,339	1,070	3.61%	3,519	91
Investment expenses	-0.14%	(126)	—	-0.14%	(153)	—
Subtotal	3.40%	3,213	1,070	3.47%	3,366	91
Other investments (3)		349	896		54	1,106
Investment results of other entities and operations (4)		234	41		237	214
Less, investment income related to adjusted operating income reconciling items		(145)			(250)
Total		3,651	2,007		3,407	1,411

__________

(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended March 31
	2021			2020
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.67%	969	(57)	2.76%	946	172
Equity securities	0.80%	4	—	1.10%	6	—
Commercial mortgage and other loans	3.73%	186	4	3.99%	189	3
Policy loans	4.76%	35	—	3.99%	29	—
Short-term investments and cash equivalents	0.34%	1	—	1.62%	7	1
Gross investment income before investment expenses	2.79%	1,195	(53)	2.90%	1,177	176
Investment expenses	-0.13%	(56)	—	-0.14%	(68)	—
Subtotal	2.66%	1,139	(53)	2.76%	1,109	176
Other investments (2)		93	(932)		(27)	897
Total		1,232	(985)		1,082	1,073

__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended March 31
	2021			2020
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.51%	1,787	1,118	4.52%	1,895	(83)
Equity securities	0.87%	7	—	2.00%	11	—
Commercial mortgage and other loans	3.92%	291	5	4.05%	302	3
Policy loans	4.95%	51	—	5.12%	63	—
Short-term investments and cash equivalents	0.30%	8	—	1.28%	71	(5)
Gross investment income before investment expenses	4.15%	2,144	1,123	4.13%	2,342	(85)
Investment expenses	-0.16%	(70)	—	-0.14%	(85)	—
Subtotal	3.99%	2,074	1,123	3.99%	2,257	(85)
Other investments (3)		256	1,828		81	209
Total		2,330	2,951		2,338	124

__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2021								Three Months Ended March 31, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	6,887	—	—	431	225	—	—	7,543	6,748	—	—	480	436	—	—	7,664
Policy charges and fee income	1,553	(76)	6	—	7	—	—	1,490	1,477	(61)	23	—	50	—	—	1,489
Net investment income	3,651	(8)	—	586	153	—	—	4,382	3,407	(8)	—	545	258	—	—	4,202
Realized investment gains (losses), net	187	1,836	95	72	(111)	—	—	2,079	249	1,243	(357)	256	276	—	—	1,667
Asset management fees, commissions and other income	1,937	(824)	—	276	97	(28)	—	1,458	927	(1,599)	—	(604)	(328)	(12)	58	(1,558)
Total revenues	14,215	928	101	1,365	371	(28)	—	16,952	12,808	(425)	(334)	677	692	(12)	58	13,464
Benefits and expenses:
Insurance and annuity benefits	7,529	(178)	(138)	1,215	286	—	—	8,714	7,189	181	371	553	635	—	—	8,929
Interest credited to policyholders' account balances	906	(164)	(13)	31	8	—	—	768	940	(630)	39	32	11	—	—	392
Interest expense	376	—	—	—	—	—	—	376	387	—	—	1	1	—	—	389
Deferral of acquisition costs	(691)	—	—	—	—	—	—	(691)	(688)	—	—	—	(52)	—	—	(740)
Amortization of acquisition costs	544	240	(49)	6	—	—	—	741	548	208	157	7	37	—	—	957
General and administrative expenses	3,463	5	(3)	79	47	26	13	3,630	3,295	319	37	85	129	(3)	13	3,875
Total benefits and expenses	12,127	(97)	(203)	1,331	341	26	13	13,538	11,671	78	604	678	761	(3)	13	13,802

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.
(3) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2020								Three Months Ended September 30, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	6,734	—	—	518	441	—	—	7,693	6,631	—	—	459	392	—	—	7,482
Policy charges and fee income	1,509	(20)	(3)	—	37	—	—	1,523	1,461	(40)	12	—	31	—	—	1,464
Net investment income	3,419	(8)	—	511	264	—	—	4,186	3,625	(10)	—	582	249	—	—	4,446
Realized investment gains (losses), net	(111)	(3,625)	(11)	(8)	3	—	—	(3,752)	73	(81)	(70)	18	(19)	—	—	(79)
Asset management fees, commissions and other income	1,378	1,315	—	319	(537)	(57)	47	2,465	1,546	483	—	242	(142)	(17)	—	2,112
Total revenues	12,929	(2,338)	(14)	1,340	208	(57)	47	12,115	13,336	352	(58)	1,301	511	(17)	—	15,425
Benefits and expenses:
Insurance and annuity benefits	7,304	(53)	(114)	1,241	603	—	—	8,981	7,205	(88)	66	1,174	509	—	—	8,866
Interest credited to policyholders' account balances	927	854	6	32	13	—	—	1,832	919	189	(2)	32	13	—	—	1,151
Interest expense	397	—	—	—	—	—	—	397	400	—	—	—	1	—	—	401
Deferral of acquisition costs	(562)	—	—	—	(62)	—	—	(624)	(695)	—	—	—	(25)	—	—	(720)
Amortization of acquisition costs	569	(352)	36	6	28	—	—	287	485	106	15	7	25	—	—	638
General and administrative expenses	3,365	(38)	2	83	150	(3)	15	3,574	3,459	(8)	(3)	80	120	(18)	12	3,642
Total benefits and expenses	12,000	411	(70)	1,362	732	(3)	15	14,447	11,773	199	76	1,293	643	(18)	12	13,978

	Three Months Ended December 31, 2020
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	7,505	—	—	525	271	—	—	8,301
Policy charges and fee income	1,552	(13)	8	—	6	—	—	1,553
Net investment income	3,823	(9)	—	602	160	—	—	4,576
Realized investment gains (losses), net	89	(1,874)	202	(84)	(56)	—	—	(1,723)
Asset management fees, commissions and other income	2,107	710	—	405	152	(52)	—	3,322
Total revenues	15,076	(1,186)	210	1,448	533	(52)	—	16,029
Benefits and expenses:
Insurance and annuity benefits	8,303	(40)	(62)	1,338	369	—	—	9,908
Interest credited to policyholders' account balances	926	222	(22)	31	6	—	—	1,163
Interest expense	386	—	—	—	1	—	—	387
Deferral of acquisition costs	(677)	—	—	—	(1)	—	—	(678)
Amortization of acquisition costs	486	(78)	(76)	6	1	—	—	339
General and administrative expenses	4,137	(74)	(6)	82	61	(204)	14	4,010
Total benefits and expenses	13,561	30	(166)	1,457	437	(204)	14	15,129
__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.
(3) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Management:
Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt:
Debt issued to finance the operating needs of the businesses.

9. Client Assets:
Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

10. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

11. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Full Service Retirement:
The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

13. Full Service Stable Value:
Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

14. General Account:
Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

16. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

17. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

23. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, co- and seed investment results, and commercial mortgage revenues.

25. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

26. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

28. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Prudential Advisors:
Captive financial professionals and field managers in our insurance operations in the United States.

30. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Variable Investment Income:
Consists of income from equity and alternative investments along with prepayment fee income.

32. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2021

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of May 4, 2021
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of May 4, 2021

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.